AKD Prinsen Van Wijmen

TRUE COPY

of the

SALE, PURCHASE AND TRANSFER OF SHARES

concerning shares in the share capital of:

GIGA MATRIX HOLDING B.V.

AKD Prinsen Van Wijmen

205327/PJ/JB/cv
version dated May 1, 2007

TRANSFER SHARES GIGA MATRIX HOLDING B.V.

On this day, the thirtieth day of July two thousand and seven, appeared before me, Judith Hester Elizabeth van Brussel, prospective civil-law notary, hereinafter called:- 'civil law notary', as substitute of Petra Maria de Jong, civil-law notary ("notaris") in- Eindhoven:-

1. Esther Theodora Francisca de Brouwer, born in Helmond (the Netherlands)- on the twenty-first day of May nineteen hundred and seventy-six, employed by the company with limited liability established under Dutch law (*naamloze vennootschap*) AKD Prinsen van Wijmen N.V., with registered seat in Rotterdam, at its office in (5657 DA) Eindhoven, the Netherlands, Flight Forum 1, for the purpose hereof acting as attorney authorized in writing of and as such representing:-
   a. **Quick Holding B.V.**, a private company with limited liability established under the laws of the Netherlands, having its registered office in Teteringen, the Netherlands, and its address in (4847 DC) Teteringen, Hertenroep 10, with Ministry of Justice number B.V. 1076430, registered in the Trade Register under number 20094191, (the '**Transferor I**');-
   b. **Queck Holding B.V.**, a private company with limited liability established under the laws of the Netherlands, having its registered office in Oosterhout, the Netherlands, and its address in (4908 BB) Oosterhout, Heemraadsdam 43, with Ministry of Justice number B.V. 1076431, registered in the Trade Register under number 20094192, (the '**Transferor II**');-
   c. **Quack Holding B.V.**, a private company with limited liability established under the laws of the Netherlands, having its registered office in Oosterhout, the Netherlands, and its address in (4907 PB) Oosterhout, Jan Tooropstraat 13, with Ministry of Justice number B.V. 1076433, registered in the Trade Register under number 20094193, (the '**Transferor III**');-
   d. **Teleconnect Inc.**, a public company with limited liability established under the laws of the State of Florida, United States of America, having its registered office in Florida, United States of America, and its address in Florida 33324, Plantation, 1200 South Pine Island Road, registered in the trade register under number P98000098356, (the '**Transferee**');-
2. Dirk Leonard Benschop, residing in (4874 LV) Etten-Leur, Laakseweg 24, born in Rotterdam on the twentieth day of August nineteen hundred and sixty-seven , bearer of a Dutch passport with number NH6909259, valid on the ninth day of February two thousand and ten, for the purpose hereof acting as the sole managing director of and as such representing:-
   Dlb Finance & Consultancy B.V., a private company with limited liability established under the laws of the Netherlands, having its registered office in Utrecht, the Netherlands, and its address in (4874 LV) Etten-Leur, Laakseweg-

24, with Ministry of Justice number B.V. 539.390, registered in the trade register under number 20085504, for the purpose hereof acting as the sole managing director of and as such representing:
Giga Matrix Holding B.V., a private company with limited liability established under the laws of the Netherlands, having its registered office in Etten-Leur, the Netherlands, and its address in (4874 LV) Etten-Leur, Laakseweg 24, with Ministry of Justice number B.V. 1339412, registered in the trade register under number 20121361,
(the '**Company**').

The Transferor I, the Transferor II and the Transferor III hereinafter individually referred to as the '**Transferor**' and collectively to as the '**Transferors**'.

Introduction

The appearing persons, acting in said capacities, declared as follows:

The Shares

a. The Transferor I is holder of two hundred ninety-four (294) shares in the share capital of the Company, with a nominal value of one hundred euros (EUR 100.00) each, numbered 1 up to and including 294 (the '**Shares I**').
b. The Transferor II is holder of ninety-eight (98) shares in the share capital of the Company, with a nominal value of one hundred euros (EUR 100.00) each, numbered 295 up to and including 392 (the '**Shares II**').
c. The Transferor III is holder of ninety-eight (98) shares in the share capital of the Company, with a nominal value of one hundred euros (EUR 100.00) each, numbered 393 up to and including 490 (the '**Shares III**').

The Shares I, the Shares II and the Shares III hereinafter collectively referred to as the '**Shares**'.

Manner of acquisition

The Shares have been acquired by the Transferors by transfer by title of purchase by a Deed of Transfer executed before a substitute of mr. R.J.M.G. Schrijns, civil-law notary in Etten-Leur (the Netherlands), on the twentieth day of April two thousand seven.

The transfer has been acknowledged by the Company on the same day, as is evidenced by the abovementioned notarial Deed.

Purchase agreement

By written share purchase agreement dated the fifteenth day of February two thousand and seven the Transferors have sold the Shares to the Transferee and the Transferee has bought the Shares from the Transferors (the '**Purchase Agreement**'). A copy of the Purchase Agreement will be attached to this deed.

The provisions of the Purchase Agreement, which can at present still be applied, shall continue in force, in so far as not deviated there from by this deed.

In article 4 of the Purchase Agreement is mentioned that the implementation of the Purchase Agreement has to take place no later than the twenty-fifth day of February two thousand seven. The Transferors and the Transferee have omitted to implement the Purchase Agreement in time, but still wish to implement the Purchase Agreement in the way as mentioned in the Purchase Agreement.

AGREEMENT

By this deed the Transferors and the Transferee wish to execute the Purchase Agreement, for which the appearing person, acting in said capacities, declared as follows:

AKD Prinsen Van Wijmen

TRANSFER

ARTICLE 1

To execute the Purchase Agreement:

a. the Transferor I hereby transfers the Shares I to the Transferee who hereby accepts this transfer;
b. the Transferor II hereby transfers the Shares II to the Transferee who hereby accepts this transfer; and
c. the Transferor III hereby transfers the Shares III to the Transferee who hereby accepts this transfer.

PURCHASE PRICE

ARTICLE 2

The purchase price for the Shares amounts to two million two hundred thousand euros (EUR 2,200,000.00) (the '**Purchase Price**'), of which:

a. an amount of one million three hundred and twenty thousand euros (EUR 1,320,000.00) must be paid by the Transferee to the Transferor I for the Shares I;
b. an amount of four hundred and forty thousand euros (EUR 440,000.00) must be paid by the Transferee to the Transferor II for the Shares II;
c. an amount of four hundred and forty thousand euros (EUR 440,000.00) must be paid by the Transferee to the Transferor III for the Shares III.

With regard to the payment of the Purchase Price to the Transferors, the Transferors and the Transferee have agreed that the Transferors will receive the Purchase Price by means of payment in kind.

The Transferee shall issue fifty-two million seven hundred and twenty thousand (52,720,000) shares to the Transferors, in the share capital of the Transferee by means of tendering in payment ('*in betaling geving*'). The newly issued shares in the share capital of the Transferee will be divided as follows:

a. the Transferor I will receive thirty-one million two hundred thousand (31,200,000) shares in the share capital of the Transferee;
b. the Transferor II will receive ten million seven hundred sixty thousand (10,760,000) shares in the share capital of the Transferee; and
c. the Transferor III will receive ten million seven hundred sixty thousand (10,760,000) shares in the share capital of the Transferee.

The shares in the share capital of the Transferee will be issued by the Transferee to the Transferors immediately after the execution of this deed and the Transferors shall accept these shares from the Transferee and shall give full discharge in writing to the Transferee for the payment of the Purchase Price.

With reference to section 6:45 of the Dutch Civil Code the Transferors hereby declares that the tendering in payment occurs with their full consent.

GUARANTEES

ARTICLE 3

Each of the Transferors hereby grant the following guarantees to the Transferee, provided that these guarantees are only provide by each of the Transferors with regard to the shares transferred by each of them to the Transferee:

1. The Transferors guarantee towards the Transferee that they have full power to sell and transfer the Shares.
2. The Transferors guarantee towards the Transferee that no options or other rights are existing, under and by virtue of which a person can claim transfer of one or more of the Shares.

AKD Prinsen Van Wijmen

3. The Transferors guarantee towards the Transferee that nobody has any claim towards the Company to issue shares in the capital of the Company.
4. The Transferors guarantee towards the Transferee that nobody has any right of pledge on or another right to one or more of the Shares sold, nor may any person demand that such a right is given to him, and no lien or attachment has been levied on one or more of the Shares.
5. The Transferors guarantee towards the Transferee that all the Shares have been paid up in full and that no depositary receipts for shares in the capital of the Company have been issued.
6. The Transferors guarantee towards the Transferee that no resolution to dissolve the Company has been taken and that no other reason for dissolution exists.

EXPENSES AND RISKES

ARTICLE 4

All benefits and burdens of the Shares shall as from the day of the date hereof accrue to or - as the case may be - be borne by the Transferee.

RESTRICTIONS ON FREE TRANSFERABILITY OF SHARES ("BLOKKERING")

ARTICLE 5

The provisions restricting the free transferability of shares (*'blokkeringsregeling'*) incorporated in the Articles of Association of the Company have in respect of the transfer(s) of shares by the present Deed been duly observed and complied with, as is evidenced by a written declaration made by the co-shareholder of the Transferors to the effect that he approves the Transfer(s) of the Shares by the Transferors to the Transferee and as far as necessary waives the observance of the provisions regarding the free transferability of shares incorporated in the articles of association of the Company.

Furthermore each of the Transferors hereby grant approval to the Transfer(s) of the Shares by (each of) the Transferors to the Transferee and - as far as necessary - also waive the observance of the provisions regarding the free transferability of shares incorporated in the articles of association of the Company.

ACKNOWLEDGEMENT

ARTICLE 6

The Company declares that it has taken cognizance of the transfer of the Shares and that it hereby acknowledges the same. The Company shall immediately enter this transfer in its register of shareholders.

CONDITIONS, DISSOLUTION AND ERROR

ARTICLE 7

1. The parties hereby declare that they have not agreed upon any suspensive or resolutory conditions with regard to the present sale, purchase and transfer of the Shares.
2. The parties hereto hereby expressly waive their right to demand to rescind and dissolve the Purchase Agreement and the present share transfer for any reason whatsoever, as well as their right to nullify the Purchase Agreement and the present share transfer by virtue of invoke error, as far as is possible by law.

   In case the exclusion of dissolution or nullification is not possible by law, parties hereby state expressly that the consequences of a possible dissolution or nullification must be restricted as much as possible.

APPLICABLE LAW

AKD Prinsen Van Wijmen

ARTICLE 8

This deed has been conducted under and shall be governed by the laws of the Netherlands exclusively.

NON APPLICABILITY OF ARTICLE 2:204C OF THE DUTCH CIVIL CODE

ARTICLE 9

The person appearing mentioned under 1 above, acting in said capacities, declared and stated that the provisions laid down in Article 2:204C of the Dutch Civil Code were not applicable to the acquisition by the Transferors of the Shares, by consequence of which the nullity within the meaning of that Article can never be invoked, because of the fact that between the date of first registration of each of the Transferors in the trade register of the Chambers of Commerce and the legal act, on which the present transfer(s) is/ are based, the Shares hereby sold were not owned by a founder and/or a shareholder of one ore more of the Transferors.

Powers of attorney

The powers of attorney to the appearing person mentioned under 1 above, are evidenced by four (4) private deeds, which will be attached to this deed.

End

The appearing persons are known to me, civil-law notary.

WITNESSED THIS DEED, the original of which was executed in the place and on the date first given in the head of this deed.

After the substance of this deed was stated and explained and after I, civil-law notary, pointed out the consequences of the contents of this deed for the parties, the appearing persons declared unanimously to have taken note of the contents of this deed after timely being given the opportunity thereto, to agree with the contents of this deed and not to require a full reading thereof.

Immediately after this deed was read out in a limited form, this deed was signed by the appearing persons and myself, civil-law notary, at eleven hours and twenty-five minutes ante meridiem.

(signed)

Mr. P.M. de Jong Notaris te Eindhoven

ISSUED FOR TRUE COPY
by me, Judith Hester Elizabeth van Brussel, prospective civil-law notary, as substitute of Petra Maria de Jong, civil-law notary in Eindhoven (the Netherlands) on the first day of August two thousand and seven.

STOCK PURCHASE AGREEMENT

Parties

Quick Holding B.V. ("Quick"), legally represented by H.J.J. van den Hombergh

and

Queck Holding B.V. ("Queck"), legally represented by H. Schipper.

and

Quack Holding B.V. ("Quack"), legally represented by K. Lenselink

and

Teleconnect Inc., legally represented by G. Gomez and L.G.M.R. Geeris

Agree as follows

1. Teleconnect Inc issues (under Restriction "S") a total of 52 million shares each at $0,10 Teleconnect Inc.' stock to Quick, Queck and Quack. In order to secure a 5% shareholding in Teleconnect Inc. , Queck and Quack will receive an additional amount of 360,000 shares each.

2. With an exchange rate fixed at 100 EURO=130 USD, Quick, Queck and Quack will pay a total of € 4,000,000 to Teleconnect Inc, consisting of the following elements, (1) 1320000

   a. the sale of the 49% shareholding to Teleconnect Inc. held by Quick, Queck and Quack in Giga Matrix Holding B.V. ("Giga") for the sum of €2,200,000 (2) 440000
   b. transfer of loans to Teleconnect Inc. as given by Quick, Queck and Quack to Giga for the sum of €150,000; (3) 440000
   c. payment of a sum to Teleconnect Inc of €1, 650,000 to the following account

      Account Name: ITS Networks Inc.
      Bank in Madrid: BBVA, C/Velazquez 35, 28001, Madrid
      Accout Number: 0182 5516 04 0291502673
      IBAN: ES02 0182 5516 04 0291502673
      SWIFT: BBVAESMMXXX

3. Quick, Queck and Quack will take part in the above-mentioned payment according to their respective shareholdings in Giga, which compared to each other, amount to 60%, 20% and 20% respectively.

4. Quick, Queck and Quack will meet their obligations resulting from this agreement immediately as parties to this agreement have signed this agreement., but no later then 25. February 2007.

5. Without the consent of Quick, Queck and Quack, Teleconnect Inc., will not issue any shares after the above-mentioned issue of shares, except for the already planned issue of 20 million shares to Star Mobile Services in Madrid and the stock allocated as part of the 2006 Stock Bonus Plan already approved for Employees and Consultants. In case of the mentioned issue of shares or the allocation of stock, Teleconnect Inc. will issue shares at $ 0,10 to the amount securing Queck and Quack a respective 5% shareholding in Teleconnect Inc, if q a q request so

6. Henk Schipper will act as unsalaried advisor taking care of activities involving marketing of Teleconnect Inc. as company. These activities will cover a time period up to 31 December 2008. Business expenses will be compensated after consultation with Teleconnect Inc.

Signed on February 15, 2007

....
On behalf of Quick

....
On behalf of Queck

....
On behalf of Quack

....
On behalf of Giga

....
On behalf of Teleconnect Inc.

205327/PJ/JB/cv

STATEMENT REGARDING THE FREE TRANSFERABILITY OF SHARES

The undersigned:

Dib Finance & Consultancy B.V., a private company with limited liability established under the laws of the Netherlands, having its registered office in Utrecht, the Netherlands, and its address in (4874 LV) Etten-Leur, Laakseweg 24, with Ministry of Justice number B.V. 539.390, registered in the trade register under number 20085504,
(the '**Shareholder**'),

for the purpose hereof represented by its managing director, authorised to represent this company individually:
Dirk Leonard Benschop, residing in (4874 LV) Etten-Leur, Laakseweg 24, born in Rotterdam on August 20, 1967, bearer of a Dutch passport with number NH6909259, valid on February 9, 2010,

acting for the purpose hereof as holder of shares with voting rights, existing of 510 shares, each share with a nominal value of EUR 100.00, in the share capital of **Giga Matrix Holding B.V.**, a private company with limited liability established under the laws of the Netherlands, having its registered office in Etten-Leur, the Netherlands, and its address in (4874 LV) Etten-Leur, Laakseweg 24, with Ministry of Justice number B.V. 1339412, registered in the trade register under number 20121361,
(the '**Company**'),

whereas:

1. The Shareholder has taken cognizance of the intention of his co-shareholders to transfer 490 ordinary shares in the share capital of the Company (the '**Shares**') to **Teleconnect Inc.**, a company established under the laws of the State of Florida, United States of America, having its registered office in Tallahassee, Florida, United States of America and its address at Department of State, Division of Corporations, 409 E. Gains Street, Tallahassee, Florida 32399, United States of America, substantially in accordance with the draft prepared by AKD Prinsen Van Wijmen N.V. in Eindhoven, with reference with reference 205327/PJ/JB/cv, #626606v2.3

2. Pursuant to article 14 of the articles of association of the Company, the Shareholder has a pre-emption right with regard to the Shares. However in article 14 paragraph 2 is laid down that the offering shareholder is not obliged to offer the Shares to the other shareholder(s) of the Company if the other shareholders have granted approval to the share transfer, if and so far the transfer is made within tree month after the acquiring of the present statement (of all co-shareholders).

AKD Prinsen Van Wijmen

declares and states:

1. in accordance with article 14 of the articles of association of the Company to approve the aforementioned transfer of the Shares and as far as necessary waives the observance of the provisions regarding the free transferability of shares incorporated in the articles of association of the Company.

2. - as far as necessary - to waive and renounce his right as prescribed in the provisions restricting the free transferability of shares incorporated in the articles of association of the Company.

3. that if the transfer of the Shares did not take place with the tree month period after the acquiring of the present statement (of all co-shareholders), the Shareholder shall grant the statements under 1 and 2 once again.

Signed in Eindhoven on 30 juli 2007

____

Dlb Finance & Consultancy B.V.
by: D.L. Benschop
title: managing director

AKD Prinsen Van Wijmen

Ref:205327/PJ/JB/cv

POWER OF ATTORNEY TRANSFER SHARES GIGA MATRIX HOLDING B.V.

Quick Holding B.V., a private company with limited liability established under the laws of the Netherlands, having its registered office in Teteringen, the Netherlands, and its address in (4847 DC) Teteringen, Hertenroep 10, with Ministry of Justice number B.V. 1076430, registered in the Trade Register under number 20094191,
(the '**Grantor**'),

for the purpose hereof represented by its managing director, authorised to represent the Grantor individually:
Hendrikus Jacobus Johannes Marie van den Hombergh, residing in (4847 DC) Teteringen, Hertenroep 10, born in Grubbenvorst, the Netherlands, on February 3, 1957, bearer of a Dutch passport with number NE2542473, valid until May 12, 2008,
the ('**Signatory**'),

declares to grant the following power of attorney:

1. The power of attorney is granted to each (candidate) civil-law notary, notarial paralegal and other employee working in Eindhoven, the Netherlands, at the company with limited liability established under Dutch law (*naamloze vennootschap*) AKD Prinsen van Wijmen N.V., having its registered office in Rotterdam (the '**Attorney**').

2. The power of attorney is granted to perform the following acts in the name of the Grantor:
   a. to execute the notarial deed of transfer of 294 ordinary shares in the share capital of Giga Matrix Holding B.V., with registered office in Etten-Leur, the Netherlands, from the Grantor to Teleconnect Inc, with registered office in Tallahassee, Florida, United States of America, according to a share purchase agreement dated February 15, 2007 and on the conditions set out in the purchase agreement, substantially in accordance with the draft prepared by AKD Prinsen Van Wijmen N.V. in Eindhoven, with reference 205327/PJ/JB/cv, #626606v2.
   b. and further to sign all agreements, documents and resolutions and to perform all actions necessary or deemed necessary by the Attorney in connection with or conducive to the contemplated transaction.

3. The Attorney is authorised to grant the power of attorney to another person and to substitute another person for itself as authorised person.

4. The Attorney is authorised to use this power of attorney in case the Attorney also acts as attorney authorised in writing on behalf of other parties to the contemplated transaction.

5. The Grantor declares that it has timely received the above mentioned draft of the notarial deed and has taken note of its contents, that it has been informed of the consequences which will result from the contents of the notarial deed and that it fully agrees with the contents of the notarial deed.

AKD Prinsen Van Wijmen

6. This power of attorney can only be revoked in writing.

7. The Grantor unconditionally and irrevocably undertakes to ratify or confirm anything which the Attorney shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the Attorney and AKD Prinsen Van Wijmen N.V. and keep each of them indemnified against and shall reimburse each of them for any costs, losses, suits, claims, demands, obligations, liabilities and damages which each of them may suffer or incur arising out of the exercise of the powers pursuant to this instrument.

8. The Signatory hereby represents and warrants that he has full power and authority to execute this instrument on behalf of the Grantor, and that pursuant to this instrument the Attorney can validly represent the Grantor.

9. This power of attorney is governed exclusively by Dutch law.

Signed in Teteringen on 26 June 2007

Quick Holding B.V.
by: H.J.J.M. van den Hombergh
title: managing director

AKD Prinsen Van Wijmen

205327/PJ/JB/cv

POWER OF ATTORNEY TRANSFER SHARES GIGA MATRIX HOLDING B.V.

Queck Holding B.V., a private company with limited liability established under the laws of the Netherlands, having its registered office in Oosterhout, the Netherlands, and its address in (4908 BB) Oosterhout, Heemraadsdam 43, with Ministry of Justice number B.V. 1076431, registered in the Trade Register under number 20094192,
(the '**Grantor**'),

for the purpose hereof represented by its managing director, authorised to represent the Grantor individually:
Hendrik Schipper, residing in (4908 BB) Oosterhout, Heemraadsdam 43, born in Almelo, the Netherlands, on February 25, 1953, bearer of a Dutch passport with number NF5656680, valid until January 19, 2009,
the ('**Signatory**'),

declares to grant the following power of attorney:

1. The power of attorney is granted to each (candidate) civil-law notary, notarial paralegal and other employee working in Eindhoven, the Netherlands, at the company with limited liability established under Dutch law (*naamloze vennootschap*) AKD Prinsen van Wijmen N.V., having its registered office in Rotterdam (the '**Attorney**').

2. The power of attorney is granted to perform the following acts in the name of the Grantor:
   a. to execute the notarial deed of transfer of 98 ordinary shares in the share capital of Giga Matrix Holding B.V., with registered office in Etten-Leur, the Netherlands, from the Grantor to Teleconnect Inc, with registered office in Tallahassee, Florida, United States of America, according to a share purchase agreement dated February 15 and on the conditions set out in the purchase agreement, substantially in accordance with the draft prepared by AKD Prinsen Van Wijmen N.V. in Eindhoven, with reference 205327/PJ/JB/cv, #626606v2.
   b. and further to sign all agreements, documents and resolutions and to perform all actions necessary or deemed necessary by the Attorney in connection with or conducive to the contemplated transaction.

3. The Attorney is authorised to grant the power of attorney to another person and to substitute another person for itself as authorised person.

4. The Attorney is authorised to use this power of attorney in case the Attorney also acts as attorney authorised in writing on behalf of other parties to the contemplated transaction.

5. The Grantor declares that it has timely received the above mentioned draft of the notarial deed and has taken note of its contents, that it has been informed of the consequences which will result from the contents of the notarial deed and that it fully agrees with the contents of the notarial deed.

AKD Prinsen Van Wijmen

6. This power of attorney can only be revoked in writing.

7. The Grantor unconditionally and irrevocably undertakes to ratify or confirm anything which the Attorney shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the Attorney and AKD Prinsen Van Wijmen N.V. and keep each of them indemnified against and shall reimburse each of them for any costs, losses, suits, claims, demands, obligations, liabilities and damages which each of them may suffer or incur arising out of the exercise of the powers pursuant to this instrument.

8. The Signatory hereby represents and warrants that he has full power and authority to execute this instrument on behalf of the Grantor, and that pursuant to this instrument the Attorney can validly represent the Grantor.

9. This power of attorney is governed exclusively by Dutch law.

Signed in *Teteringen* on *26 June* 2007

Queck Holding B.V.
by: H. Schipper
title: managing director

205327/PJ/JB/cv

POWER OF ATTORNEY TRANSFER SHARES GIGA MATRIX HOLDING B.V.

Quack Holding B.V., a private company with limited liability established under the laws of the Netherlands, having its registered office in Oosterhout, the Netherlands, and its address in (4907 PB) Oosterhout, Jan Tooropstraat 13, with Ministry of Justice number B.V. 1076433, registered in the Trade Register under number 20094193, (the '**Grantor**'),

for the purpose hereof represented by its managing director, authorised to represent the Grantor individually:
Cornelis Jacobus Lenselink, residing in (4907 PB) Oosterhout, Jan Tooropstraat 13, born in Middelburg, the Netherlands, on September 8, 1956, bearer of a Dutch passport with number NF5747287, valid until 20 January 20, 2009,
the ('**Signatory**'),

declares to grant the following power of attorney:

1. The power of attorney is granted to each (candidate) civil-law notary, notarial paralegal and other employee working in Eindhoven, the Netherlands, at the company with limited liability established under Dutch law (*naamloze vennootschap*) AKD Prinsen van Wijmen N.V., having its registered office in Rotterdam (the '**Attorney**').

2. The power of attorney is granted to perform the following acts in the name of the Grantor:
   a. to execute the notarial deed of transfer of 98 ordinary shares in the share capital of Giga Matrix Holding B.V., with registered office in Etten-Leur, the Netherlands, from the Grantor to Teleconnect Inc, with registered office in Tallahassee, Florida, United States of America, according to a share purchase agreement dated February 15 and on the conditions set out in the purchase agreement, substantially in accordance with the draft prepared by AKD Prinsen Van Wijmen N.V. in Eindhoven, with reference 205327/PJ/JB/cv, #626606v2.
   b. and further to sign all agreements, documents and resolutions and to perform all actions necessary or deemed necessary by the Attorney in connection with or conducive to the contemplated transaction.

3. The Attorney is authorised to grant the power of attorney to another person and to substitute another person for itself as authorised person.

4. The Attorney is authorised to use this power of attorney in case the Attorney also acts as attorney authorised in writing on behalf of other parties to the contemplated transaction.

5. The Grantor declares that it has timely received the above mentioned draft of the notarial deed and has taken note of its contents, that it has been informed of the consequences which will result from the contents of the notarial deed and that it fully agrees with the contents of the notarial deed.

AKD Prinsen Van Wijmen

6. This power of attorney can only be revoked in writing.

7. The Grantor unconditionally and irrevocably undertakes to ratify or confirm anything which the Attorney shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the Attorney and AKD Prinsen Van Wijmen N.V. and keep each of them indemnified against and shall reimburse each of them for any costs, losses, suits, claims, demands, obligations, liabilities and damages which each of them may suffer or incur arising out of the exercise of the powers pursuant to this instrument.

8. The Signatory hereby represents and warrants that he has full power and authority to execute this instrument on behalf of the Grantor, and that pursuant to this instrument the Attorney can validly represent the Grantor.

9. This power of attorney is governed exclusively by Dutch law.

Signed in Tetcringen on 26 June 2007

Queck Holding B.V.
by: ~~H. Schipper~~ C.J. Lenselink
title: managing director